UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

Atreca, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38935	27-3723255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. Hamilton Ave., Suite 100 Campbell, California		95008
(Address of Principal Executive Offices)		(Zip Code)

(650) 595-2595

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on September 8, 2023, Atreca, Inc. (the “Company”) received written notification (the “Initial Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying it that on September 7, 2023, the average closing price of the Company’s Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), over the prior 30 consecutive trading days had fallen below $1.00 per share, which is the minimum average closing price required to maintain listing on Nasdaq under Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Requirement”).

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had 180 calendar days from the date of the Initial Notice, or March 6, 2024, to regain compliance with the Minimum Bid Requirement (the “Grace Period”), subject to a potential 180-day extension. To regain compliance, the closing bid price of the Class A Common Stock must have been at least $1.00 per share for a minimum of ten consecutive business days within the Grace Period.

On March 8, 2024, the Company received written notification from Nasdaq indicating that it had failed to achieve compliance with the Minimum Bid Requirement prior to the expiration of the Grace Period, and therefore the Class A Common Stock will be delisted from trading on Nasdaq. The Company does not intend to request an extension of the Grace Period or any administrative hearing to delay such delisting. As a result, the Class A Common Stock will be suspended from trading at the opening of business on March 19, 2024. Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission (the “SEC”) to remove the Class A Common Stock from listing and registration, though Nasdaq has not specified the date on which the Form 25-NSE will be filed. If Nasdaq has not filed the Form 25-NSE by March 20, 2024, the Company intends to file a Form 25 with the SEC on such date to remove the Class A Common Stock from listing and registration on Nasdaq. The Company plans to file a Form 15 with the SEC to suspend its reporting obligations under the Securities Exchange Act of 1934, as amended, shortly thereafter.

The Company expects that its Class A Common Stock will be eligible to be quoted “over-the-counter,” however, no assurance can be given that quotation of the Class A Common Stock will be commenced or maintained on an over-the-counter market or any other quotation medium.

Forward-Looking Statements

This Current Report on Form 8-K contains statements regarding matters that are not historical facts that are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the delisting and trading suspension of the Company’s Class A Common Stock from Nasdaq, the deregistration of the Class A Common Stock and the suspension of the Company’s reporting obligations pursuant to the Securities Exchange Act of 1934, as amended, and the timing of such matters, and the quotation of the Class A Common Stock on an over-the-counter market or any other quotation medium. These forward-looking statements are based on the current beliefs and expectations of the Company’s management team and are inherently subject to uncertainties and changes in circumstances. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the risks and uncertainties included under the header “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 filed with the SEC on November 14, 2023 and the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on February 23, 2024. Copies of reports and other filings the Company files with the SEC are available on the SEC’s website at www.sec.gov and posted on its website. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update any forward-looking statement in this Current Report on Form 8-K, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atreca, Inc.

Dated: March 11, 2024	By:	/s/ Courtney J. Phillips
Courtney J. Phillips
General Counsel and Corporate Secretary